SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) August 20, 2003
                                                        ---------------


                              Intelligroup, Inc.
                  -------------------------------------------
                     (Exact Name of Registrant as Specified in Charter)


        New Jersey                       0-20943                  11-2880025
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)



499 Thornall Street
Edison, New Jersey                                                    08837
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

      The registrant's press release dated August 20, 2003, relating to the registrant's Annual Meeting of Shareholders (the "Annual Meeting") scheduled for Tuesday, October 14, 2003, is attached hereto as Exhibit 99 and is incorporated herein by reference.

      Shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting must advise the Secretary of the Company of such proposals in writing within a reasonable time before the Company begins to print and mail its proxy materials to its shareholders. The Company anticipates mailing its proxy materials to its Shareholders on or about Friday, September 12, 2003.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.

       Exhibit No.               Description of Exhibit
       -----------               ----------------------

           99                    Press release dated August 20, 2003





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

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     INTELLIGROUP, INC.


                                     By: /s/ Nicholas Visco
                                        ----------------------------------------
                                     Name:  Nicholas Visco
                                     Title: Senior Vice President-Finance and
                                            Administration and Chief Financial
                                            Officer

Date: August 20, 2003




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